 Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

In connection with this Annual Report of LSEB Creative Corp.. (the “Company”), on Form 10-K for the period ended March 31, 2023, as filed with the U.S. Securities and Exchange Commission on the date hereof, I, Jordan Starkman, Chief Financial Officer of the Company, certify to the best of my knowledge, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	Such Annual Report on Form 10-K for the period ended March 31, 2023, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in such Annual Report on Form 10-K for the period ended March 31, 2023, fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: July 14, 2023	By:	/s/ Jordan Starkman
Jordan Starkman
Director, Chief Financial Officer, Principal Accounting Officer